QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on May 12, 2005.

Registration Statement No. 333-123929

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DRS TECHNOLOGIES, INC.
*And the Subsidiary Guarantors listed below
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	3812 (Primary Standard Industrial Classification Code Number)	13-2632319 (I.R.S. Employer Identification Number)
5 Sylvan Way Parsippany, New Jersey 07054 (973) 898-1500 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Nina Laserson Dunn
Executive Vice President, General Counsel and Secretary
DRS Technologies, Inc.
5 Sylvan Way
Parsippany, New Jersey 07054
(973) 898-1500
(Name and address, including zip code, of agent for service)

Copies of all communications to: David J. Goldschmidt, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036 (212) 735-3000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    / /

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    / /

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    / /

        The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a) may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
NAI Technologies, Inc.	New York	3571	11-1798773
DRS Electronic Systems, Inc.	Delaware	3812	22-3256179
DRS Surveillance Support Systems, Inc.	Delaware	3812	59-3738936
DRS Technical Services, Inc.	Delaware	7378	95-3770449
DRS Power & Control Technologies, Inc.	Delaware	3621	42-1537952
DRS Electric Power Technologies, Inc.	Delaware	3621	65-1165812
DRS Power Technology, Inc.	Delaware	3621	41-2085595
Paravant Inc.	Florida	3571	59-2209179
DRS Tactical Systems, Inc.	Florida	3571	58-2487888
DRS Engineering Development Labs, Inc.	Ohio	3571	31-1176055
DRS Signal Technologies, Inc.	Ohio	3812	58-2417599
DRS Signal Recording Technologies, Inc.	Maryland	3812	52-1524153
DRS Systems Management Corporation	Delaware	3812	22-3263915
DRS Optronics, Inc.	Delaware	3812	59-3321536
DRS Sensors & Targeting Systems, Inc.	Delaware	3812	22-3603945
DRS FPA, Inc.	Delaware	3812	22-3603943
DRS Infrared Technologies, L.P.	Delaware	3812	22-3611280
DRS Unmanned Technologies, Inc.	Delaware	3812	22-3593065
DRS Data & Imaging Systems, Inc.	Delaware	3829	94-2260549
DRS Technologies Canada, Inc.	Delaware	3669	22-3593066
DRS Communications Company LLC	Delaware	3669	52-2248383
DRS Systems, Inc.	Delaware	3812	22-3422328
Night Vision Equipment Co., Inc.	Delaware	3812	11-3684395
DRS International, Inc.	Delaware	3721	22-3593067
Integrated Defense Technologies, Inc.	Delaware	3812	13-4027646
Tech-Sym Corporation	Nevada	3669	74-1509818
DRS Test & Energy Management, Inc.	Delaware	3669	38-2774090
DRS Codem Systems, Inc.	Delaware	7371	20-2698603
DRS EW & Network Systems, Inc.	Delaware	3699	13-4052297
DRS Signal Solutions, Inc.	Delaware	3699	38-3662361
DRS Training & Control Systems, Inc.	Florida	3699	59-1118491

*
Addresses and telephone numbers of principal executive offices are the same as those of DRS Technologies, Inc.

 EXPLANATORY NOTE

        This Amendment No. 1 is being filed solely for the purpose of adding DRS Codem Systems, Inc. as an additional subsidiary guarantor.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

        Set forth below is a description of certain provisions of the Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of DRS Technologies, Inc. (the "Company") the Amended and Restated Bylaws (the "Bylaws") of the Company and the General Corporation Law of the State of Delaware, as such provisions relate to the indemnification of the directors and officers of the Company. This description is intended only as a summary and is qualified in its entirety by reference to the Certificate of Incorporation, the Bylaws, and the General Corporation Law of the State of Delaware.

        The Company's Certificate of Incorporation provides that the Company shall, to the full extent permitted by Sections 102 and 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto and eliminates the personal liability of its directors to the full extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended from time to time.

        Section 145 of the General Corporation Law of the State of Delaware permits a corporation to indemnify its directors and officers against expenses (including attorney's fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties, if such directors or officers acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. In an action by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors and officers in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, although the court in which the action or suit was brought or the Delaware Court of Chancery may determine upon application that the defendant officers or directors are reasonably entitled to indemnity for such expenses despite such adjudication of liability.

        Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a corporation may eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the ability of a director for any act or omission occurring prior to the date when such provision becomes effective.

Item 21. Exhibits and Financial Statement Schedules.

Exhibits

Exhibit Number	Description	Incorporated by Reference to
3.1	Amended and Restated Certificate of Incorporation of DRS Technologies, Inc.	Exhibit 3.4 to Registration Statement No. 33-64641, Post-Effective Amendment No. 1 filed on May 10, 1996
3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of DRS Technologies, Inc.	Exhibit 3.9 to Form 8-K filed on August 14, 1997
3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of DRS Technologies, Inc.	Exhibit 3.9 to Form 10-Q filed on August 14, 2001
3.4	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of DRS Technologies, Inc.	Exhibit 3.4 to Registration No. 333-112423, filed on February 2, 2004
3.5	Amended and Restated By-Laws of DRS Technologies, Inc.	Exhibit 3.5 to Form 10-K filed on June 14, 2004
4.1	Indenture dated as of October 30, 2003, among the Company, the Guarantors (as defined therein) and The Bank of New York, as Trustee, relating to the Company's 6 7/8% Senior Subordinated Notes due 1023	Exhibit 4.1 to Form 10-Q filed on November 14, 2003
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP	*
10.1
	Second Amended and Restated Credit Agreement, dated as of November 4, 2003, by and among the Company, as Borrower, the lenders who are or may become a party to the Agreement, as Lenders, Wachovia Bank National Association, as Administrative Agent for the Lenders, Bear Stearns Corporation Lending Inc., as Syndication Agent and Fleet National Bank, as Documentation Agent	Exhibit 10.1 to Form 10-Q filed on November 14, 2003
10.2
	Registration Rights Agreement dated as of October 30, 2003, by and among the Company, each of the Guarantors (as defined therein) and The Bank of New York, as Trustee relating to the Company's 6 7/8 % Senior Subordinated Notes due 2013	Exhibit 10.2 to Form 10-Q filed on November 14, 2003
10.3	Amended and Restated 1996 Omnibus Plan	Exhibit 10.3 to Registration Statement on Form S-4, Registration No. 333-112423, filed on February 2, 2004

12.1	Statement re: Computation of Ratios	*
21.1	Subsidiaries of Registrant	Exhibit 21.1 to Form 10-K on June 29, 2003
23.1	Consent of KPMG LLP	*
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP	Included in Exhibit 5.1
23.3	Consent of Buckno Lisicky & Company	*
24.1	Powers of Attorney	*
25.1	Statement of Eligibility of Trustee	*
99.1	Form of Letter of Transmittal	*
99.2	Form of Notice of Guaranteed Delivery	*
99.3	Form of Letter to Clients	*
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	*

*
Previously filed.

Item 22. Undertakings.

        The undersigned registrant hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (1) (i) and (1) (ii) do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned registrant hereby undertakes to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TECHNOLOGIES, INC.
By:	/s/ MARK S. NEWMAN Mark S. Newman Name: Mark S. Newman Title: Chairman of the Board, President, and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MARK S. NEWMAN Mark S. Newman	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	May 12, 2005
* Ira Albom	Director	May 12, 2005
* Donald C. Fraser	Director	May 12, 2005
* William F. Heitmann	Director	May 12, 2005
* Steven S. Honigman	Director	May 12, 2005
* C. Shelton James	Director	May 12, 2005

* Mark N. Kaplan	Director	May 12, 2005
* Stuart F. Platt, RADM, USN (Ret)	Director	May 12, 2005
* General Dennis J. Reimer, USA (Ret.)	Director	May 12, 2005
* Eric J. Rosen	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS ELECTRONIC SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard Danforth	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TECHNICAL SERVICES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard Danforth	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SURVEILLANCE SUPPORT SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard Danforth	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
* Steven T. Schorer	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SYSTEMS MANAGEMENT CORPORATION
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Steven Schorer	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS POWER & CONTROL TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edward L. Bartlett, Jr.	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS ELECTRIC POWER TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edward L. Bartlett, Jr.	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS POWER TECHNOLOGY, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edward L. Bartlett, Jr.	President, Director (Principal Executive, Financial and Accounting Officer)	May 12, 2005
* Sally Wallace	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

PARAVANT INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Newman	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TACTICAL SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard P. McNeight	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS ENGINEERING DEVELOPMENT LABS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian L. Kirby	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SIGNAL TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Leo Torresani	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SIGNAL RECORDING TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Harry J. Binck	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SIGNAL SOLUTIONS, INC.
By:	/s/ NINA LASERSON DUNN
	Name:	Nina Laserson Dunn
	Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

NAI TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN
	Name:	Nina Laserson Dunn
	Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Steven T. Schorer	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer and Secretary, Director (Principal Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS OPTRONICS, INC.
By:	/s/ NINA LASERSON DUNN
	Name:	Nina Laserson Dunn
	Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Fred Marion	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS FPA, INC.
By:	/s/ NINA LASERSON DUNN
	Name:	Nina Laserson Dunn
	Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Mark S. Newman	President, Director (Principal Executive, Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SENSORS & TARGETING SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN
	Name:	Nina Laserson Dunn
	Title:	Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Fred Marion	President (Principal Executive, Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS DATA & IMAGING SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred Marion	President, Director (Principal Executive, Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS INFRARED TECHNOLOGIES, L.P.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred Marion	President (Principal Executive, Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TECHNOLOGIES CANADA, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David W. Stapley	President, Director (Principal Executive, Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS COMMUNICATIONS COMPANY, LLC
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard Danforth	President, Director (Principal Executive, Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS UNMANNED TECHNOLOGIES, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred Marion	President (Principal Executive, Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
* Richard A. Schneider	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert Russo	President (Principal Executive, Financial and Accounting Officer)	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS INTERNATIONAL, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Newman	President, Director (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

NIGHT VISION EQUIPMENT CO., INC.
By:	/s/ MARK S. NEWMAN Name: Mark S. Newman Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Richard A. Schneider	President, Treasurer, Director (Principal Executive Officer, Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

TECH-SYM CORPORATION
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Robert F. Mehmel	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TEST & ENERGY MANAGEMENT, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Gary P. Smith	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Vice President and Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS TRAINING & CONTROL SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edwin R. Epstein	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Vice President and Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS EW & NETWORK SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edwin R. Epstein	President (Principal Executive Officer)	May 12, 2005
* Richard A. Schneider	Treasurer, Director (Principal Financial and Accounting Officer)	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
* Mark S. Newman	Director	May 12, 2005
*By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, State of New Jersey, on May 12, 2005.

DRS CODEM SYSTEMS, INC.
By:	/s/ NINA LASERSON DUNN Name: Nina Laserson Dunn Title: Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT F. MEHMEL Robert F. Mehmel	President	May 12, 2005
/s/ LOUIS J. GARGASZ Louis J. Gargasz	Vice President, General Manager	May 12, 2005
/s/ NINA LASERSON DUNN Nina Laserson Dunn	Secretary, Director	May 12, 2005
/s/ RICHARD A. SCHNEIDER Richard A. Schneider	Treasurer	May 12, 2005
/s/ MARK S. NEWMAN Mark S. Newman	Director	May 12, 2005

QuickLinks

EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES